UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 3, 2007
ROYAL GOLD, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-13357	84-0835164

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1660 Wynkoop Street, Suite 1000, Denver, CO		80202-1132

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code 303-573-1660

(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02 Results of Operation and Financial Condition
On May 3, 2007, Royal Gold, Inc. reported its third quarter fiscal 2007 results. The information contained in the press release is incorporated herein by reference and is filed as exhibit 99.1 hereto.
Item 9.01 Financial Statements and Exhibits
The following information is furnished pursuant to Item 9.01 “Financial Statements and Exhibits.”
(d) Exhibit
99.1	Press Release dated May 3, 2007

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Royal Gold, Inc. (Registrant)

By: Name:	/s/Karen Gross Karen Gross
Title:	Vice President & Corporate Secretary
Dated: May 3, 2007

EXHIBIT INDEX

Exhibit
No.	Description

99.1	Press Release dated May 3, 2007

4